Exhibit 99.1

LIFE BEGINS WITHIN

INVO fertility

AUGUST 2026
CORPORATE PRESENTATION

NASDAQ: IVF







IMPORTANT DISCLOSURES

FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this presentation that are not of a historical nature are forward-looking statements. These forward-looking statements reflect our current expectations, estimates and predictions about future results and events. Such projections and statements are based upon assumptions about future events that are inherently uncertain and subjective. Although we believe that the expectations contained in these forward-looking statements are reasonable, we cannot give any assurance that these expectations will prove to be correct.

All statements regarding our expected future financial position, results of operations, cash flows, financing plans, business strategies, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, including statements regarding organic growth initiatives, acquisition opportunities, integration of acquired clinics, balance sheet improvements, liquidity, the growth of our clinic platform and our ability to achieve cash flow break even or profitability, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements.

All forward-looking statements involve risks, uncertainties and contingencies which are beyond our control, and that may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth in our filings and available at www.sec.gov.

We are under no duty to (and expressly disclaim any such obligation to) update any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation or to conform these statements to actual results.

This presentation includes references to Adjusted EBITDA and Clinic-Level Adjusted EBITDA, which are non-GAAP financial measures. These measures are not intended to be substitutes for financial measures reported in accordance with U.S. generally accepted accounting principles, and may be calculated differently by INVO Fertility than by other companies that disclose measures with the same or similar terms. Reconciliations are provided in the Appendix and in our Q2 2026 earnings release.

Nothing contained herein is intended to be, nor should be relied upon as, a promise or representation as to our future performance.

OUR MISSION

WHAT INVO FERTILITY DOES

We are a healthcare fertility company focused on making advanced fertility care effective, accessible, and empowering for all, through a patient-centered approach that is powered by innovation, compassion and an exceptional team.

1 **OWN AND OPERATE FERTILITY CLINICS**

We acquire and operate established, profitable U.S. fertility practices. Patients receive IVF, the INVOcell-enabled IVC procedure, IUI, ovulation induction, fertility preservation and diagnostic testing from their local clinical team.

2 **CENTRALIZE THE BUSINESS BEHIND THE CARE**

Corporate provides finance, billing, accounting, human resources, marketing, compliance and operating support across the network — letting physicians and embryologists focus on patients while each clinic gains scale it could not build alone.

3 **APPLY PROPRIETARY AND EMERGING TECHNOLOGY**

INVOcell, our FDA-cleared intravaginal culture device, plus time-lapse incubation, telehealth and expanded payor access broaden the number of patients each clinic can serve.

INVO FERTILITY AT A GLANCE

A FERTILITY SERVICES PLATFORM AT AN INFLECTION POINT

4
FERTILITY CLINICS
Wisconsin · Georgia
Alabama · Indiana

$7.5M
TTM REVENUE
TTM ended June 30, 2026

$829K
TTM CLINIC-LEVEL ADJ. EBITDA[1]
$333k in Q2 2026

$3.7M
CASH AT JUNE 30, 2026
Compared to $2.1M at December 31, 2025

$16.5M
STOCKHOLDERS' EQUITY AT JUNE 30, 2026
Up from $7.2M at December 31, 2025

2040
INVOCELL PATENT RUNWAY
Proprietary IVC technology protected through 2040

[1] Clinic-Level Adjusted EBITDA is a non-GAAP measure representing Adjusted EBITDA generated by the Company's fertility clinic segment before corporate operating and public company expenses. TTM refers to the trailing twelve months ended June 30, 2026. See Appendix for reconciliations.

COMPANY EVOLUTION

FROM DEVICE MAKER TO FERTILITY PLATFORM

2007–2022

DEVICE COMPANY

- Developed and commercialized INVOcell, the first device to allow fertilization and early embryo development to take place in vivo
- Sold and distributed INVOcell to third-party fertility clinics
- Revenue of $0.8M in 2022
- Built the regulatory, manufacturing and quality foundation the platform still runs on

2023–2025

CLINIC OWNER-OPERATOR

- Acquired Wisconsin Fertility Institute; built out Georgia and Alabama clinic interests
- Divested NAYA Therapeutics and returned strategic focus entirely to fertility
- Revenue of $6.8M in 2025
- Rebranded to INVO Fertility and adopted the IVF ticker

2026 AND FORWARD

SCALED FERTILITY PLATFORM

- Acquired Family Beginnings (Feb 2026); Birmingham brought to 100% ownership (June 2026)
- Clinic platform profitable before corporate costs; shared services built to absorb more clinics
- H1 2026 revenue up 20%
- Robust pipeline of established, profitable practices under evaluation

WHY NOW

AN INFLECTION POINT

STRUCTURAL

- **Clean capital structure**
  All Series C-2 preferred converted or retired and warrant liabilities eliminated; $7.1M of net proceeds received from warrant exercises in H1 2026.
- **Materially stronger balance sheet**
  Cash of $3.7M vs. $2.1M at year-end; total liabilities down to $9.3M from $13.0M; stockholders' equity up to $16.5M from $7.2M.
- **NAYA distraction fully behind us**
  Divesting NAYA made INVO a pure-play fertility company. Capital and management bandwidth once split with a clinical-stage biotech now go entirely to operating and acquiring clinics.
- **Financial flexibility in place**
  $15M equity purchase facility with Alumni Capital became available August 4, 2026 — usable at the Company's sole discretion.

OPERATIONAL

- **The clinic platform is profitable**
  Clinic-Level Adjusted EBITDA of $333K in Q2 2026, up from $164K in Q1 2026, and $951K for full year 2025, before corporate and public company costs.
- **Revenue growing on both engines**
  Q2 revenue up 17% on the first full quarter of Family Beginnings plus organic gains at Wisconsin and Georgia.
- **Birmingham now wholly owned**
  June 2026 acquisition of the remaining interests converted the JV to a wholly owned subsidiary — full operational control and 100% of economics.
- **Organic initiatives taking hold**
  Wisconsin joined the Progyny network; time-lapse incubation added; expanded services across the network.
- **Platform built to absorb more clinics**
  Shared services added across operations, finance, billing and human resources ahead of further acquisitions.



MARKET AND CONSOLIDATION

THE OPPORTUNITY

FERTILITY MARKET

U.S. IVF: SCALE, GROWTH AND STRUCTURAL DEMAND

$5.9B
U.S. IVF MARKET SIZE

2025 market size, growing at an estimated 4.5% CAGR through 2033[1]

457
REPORTING ART CLINICS

435,426 ART cycles performed in 2022, roughly 8–10% CAGR over five years[2]

1 in 6
PEOPLE AFFECTED

Share of people globally who experience infertility at some point in their lives

WHAT IS DRIVING SUSTAINED DEMAND

Delayed parenthood
Later average age at first birth raises clinical need for assisted reproduction.

Policy momentum
February 2025 executive order and October 2025 proposals target expanded access and lower patient cost.

Coverage expansion
Employers and states continue adding fertility benefits, improving affordability.

Persistent supply gap
Treatment capacity remains concentrated in major metros, leaving secondary markets underserved.

1) Grand View Research, U.S. ART market report. 2) CDC ART Surveillance.

THE CONSOLIDATION OPPORTUNITY

A FRAGMENTED MARKET DESPITE ACTIVE CONSOLIDATION

U.S. ART Clinics by Ownership Type


114
197
146
Independent practices
Private equity / venture–affiliated
Academic / health system

197 independent practices remain unconsolidated

Of the 457 reporting U.S. ART clinics, the largest single ownership category is still the physician-owned practice outside any operating network — a deep and durable pool of acquisition candidates.

Independent owners face rising complexity

Staffing, billing, technology, compliance, finance and business development have all grown harder to manage at single-clinic scale, pushing owners to seek a partner.

Private equity has historically been the default

146 clinics, roughly a third of the market, already sit with a private equity or venture sponsor, up from 4% in 2013, and they perform more than half of all U.S. IVF cycles. That route carries a short holding period and makes a seller's remaining upside dependent on a future sale to a third party.

INVO offers a differentiated public-company path

A long-term horizon, listed equity that sellers can hold, and an owner-operator partner that has run fertility clinics itself — not a financial sponsor learning the business.

Source: INVO estimates based on market research, applied to the 457 reporting U.S. ART clinics per CDC ART Surveillance (2022). Private equity or venture affiliation of approximately 32% as of December 31, 2023 per Ke et al., JAMA 2025, and Fertility and Sterility, December 2025, which also reports that affiliated clinics performed 52% of U.S. IVF cycles. Independent practices represent the residual.

ADVANTAGES

WHY INDEPENDENT CLINICS CHOOSE INVO FERTILITY

An owner-operator, not a financial sponsor
INVO runs fertility clinics itself. Sellers partner with a team that understands clinic and lab operations and cycle economics — not a sponsor learning the business on their practice.

Real synergies from shared infrastructure
Physicians focus on medicine and patients while INVO provides centralized administration, finance, billing, marketing, human resources and technology sourcing across the network.

A long-term horizon versus private equity
PE ownership carries a defined holding period and makes a seller's remaining upside dependent on a future sale to a third party. INVO holds and builds, with no forced exit clock.

Listed equity sellers can actually hold
Consideration can include Nasdaq-listed stock, giving sellers liquidity and continued participation in the growth of the wider platform they help build.





CLINICS, MODEL AND STRATEGY

OUR PLATFORM

FERTILITY CENTERS

FOUR OPERATING CLINICS ACROSS FOUR STATES

	wisconsin fertility INSTITUTE	bloom fertility An INVO Center	INNOVATIVE FERTILITY SPECIALISTS An INVOcenter	Family Beginnings
LOCATION	Middleton, WI	Atlanta, GA	Birmingham, AL	Indianapolis, IN
PROCEDURES	IVF; IVC planned	IVC; IVF planned	IVF and IVC	IVF and IVC
ANNUAL CYCLES	~500	~150	~150	~200
OWNERSHIP	100%	40% joint venture	100%[1]	100%[2]

~1,000 — **ANNUAL CYCLES**
Across the four-clinic network

3 of 4 — **WHOLLY OWNED**
Birmingham brought to 100% in June 2026

4 — **STATES**
Wisconsin, Georgia, Alabama and Indiana

1) INVO acquired the remaining membership interests in June 2026; the Alabama operation is now a wholly owned subsidiary and is consolidated prospectively.
2) Family Beginnings acquisition closed February 18, 2026.

THE OPERATING MODEL

LOCAL CLINICAL EXCELLENCE, CENTRALIZED SUPPORT

Fertility care is local and deeply personal. We do not impose a single model on every practice — we preserve the reputation, physicians and patient relationships that made each clinic successful, and add the infrastructure a single clinic could never build on its own.

STAYS WITH THE CLINIC

- Physicians, embryologists and clinical and lab staff
- Local brand, reputation and referral relationships
- Standards of care excellence
- The patient relationship, start to finish
- Clinic team culture
- The judgment calls that belong at the bedside

PROVIDED BY INVO

- Finance, accounting and financial reporting
- Revenue cycle, billing and payor contracting
- Human resources, recruiting and compliance
- Marketing and patient acquisition support
- Technology sourcing and synergies
- Capital for equipment, capacity and expansion
- Integration and best practices across the network

THE RESULT

More time on patients
Clinic teams are freed from administrative load.

Better execution
Shared standards and accountability across the network.

Operating leverage
One corporate cost base spread over a growing revenue base.

A credible offer to sellers
Physicians keep what they built and gain what they lacked.

GROWTH STRATEGY

FOUR PILLARS TO SCALE AND PROFITABILITY

01 GROW THE CLINICS WE OWN

- Increase patient volumes at each existing location
- Broaden the service menu and add capacity
- Expand payor access — Wisconsin joined Progyny
- Telehealth to reach patients beyond the local market

02 OWNERSHIP AND CONTROL

- Convert joint ventures to wholly owned operations
- Birmingham brought to 100% in June 2026
- Full participation in each clinic's future economics
- Direct application of shared services

03 APPLY TECHNOLOGY TO EXPAND ACCESS

- INVOcell-enabled IVC improves lab efficiency and capacity
- Time-lapse incubation added at Wisconsin
- Evaluating additional lab and clinic technologies
- Patent protection extended through 2040

04 ACQUIRE ESTABLISHED, PROFITABLE CLINICS

- Robust pipeline of U.S. practices under evaluation
- Criteria: experienced physicians, strong local reputation, established demand, history of profitability
- Each deal must add positive EBITDA contribution
- Integration without disrupting patient care

TECHNOLOGY

INVOCELL AND THE CASE FOR EXPANDING ACCESS



INVOcell® is a proprietary medical device — the first to allow fertilization and early embryo development to take place in vivo, within the woman's body. The IVC procedure it enables improves lab efficiency and capacity, reduces the risk of mix-up occurrences, and gives patients a more connected experience. A patent issued in 2025 extends protection through 2040.

CLINICAL PREGNANCY RATES

For clinical pregnancy rates, INVOcell outcomes are comparable to IVF and more effective than IUI.

IUI	INVOcell (IVC)	IVF
8–10%	~57.1%	~51.8%
Intrauterine insemination[1]	Advanced treatment[2]	Advanced treatment[2]

BEYOND INVOCELL

- **Time-lapse incubation** — Added at Wisconsin Fertility Institute for advanced embryo monitoring, better clinical decision-making and stronger patient engagement.
- **Telehealth** — Extends the addressable market into underserved and secondary geographies without adding physical capacity.
- **Expanded payor access** — Wisconsin joined the Progyny network, broadening employer-sponsored patient access.
- **Clinical research** — Five abstracts presented at the 2026 Midwest Reproductive Symposium International.

1) Fauque P, Lehert P, Lamotte M, et al. Fertil Steril. 2014;101(6):1618-1623. 2) Retrospective real-world data collected from four separate clinics (2017–2019); not all conventional IVF was collected from the four clinics. See the updated Indication for Use for additional details; to request a copy of INVOcell's instructions for use, contact info@invofertility.com.

RESULTS AND FINANCIAL POSITION

FINANCIALS

SECOND QUARTER 2026

REVENUE GROWTH AND CLINIC PROFITABILITY

$2.2M
TOTAL REVENUE
Up 17% from $1.9M in Q2 2025

+18%
CLINIC REVENUE GROWTH
$2.17M compared with $1.83M

$333K
CLINIC-LEVEL ADJ. EBITDA[1]
Up from $164K in Q1 2026; $829K over the TTM

$(1.0)M
ADJUSTED EBITDA[2]
Company-wide, after all corporate and public company costs

WHAT DROVE THE QUARTER

Both growth engines contributed
Q2 included the first full three-month contribution from Family Beginnings, alongside organic growth initiatives at Wisconsin and the Georgia clinic.

Birmingham brought fully in-house
The June acquisition of the remaining interests converted the Alabama joint venture into a wholly owned subsidiary, consolidated prospectively.

Lower cost of being public
SG&A fell to $1.9M from $2.2M on lower professional services expenses, though cost of services rose on Family Beginnings and one-time Georgia staffing costs.

[1] Clinic-Level Adjusted EBITDA is a non-GAAP measure representing Adjusted EBITDA generated by the Company's fertility clinic segment before corporate operating and public company expenses.
[2] Adjusted EBITDA is a non-GAAP measure.
See Appendix for reconciliations and the full quarterly statement of operations.

FINANCIAL TRAJECTORY

REVENUE SCALE AND CLINIC EARNINGS POWER

CONSOLIDATED REVENUE ($ MILLIONS)


$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
POST NAYA
$1.64
$1.86
$1.76
$1.58
$2.02
$2.18
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

Quarterly revenue has grown 33% from Q1 2025 to Q2 2026, reaching $7.53M over the trailing twelve months.

CLINIC-LEVEL ADJUSTED EBITDA ($ THOUSANDS)[1]


$450
$300
$150
$0
POST NAYA
$241
$378
$243
$89
$164
$333
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

The clinic platform generated $829K over the trailing twelve months ended June 30, 2026.

[1] Clinic-Level Adjusted EBITDA is a non-GAAP measure representing Adjusted EBITDA generated by the Company's fertility clinic segment before corporate operating and public company expenses. See Appendix.

THE INVESTMENT THESIS

THE PATH TO CONSOLIDATED PROFITABILITY

The clinic platform already earns money.
The gap between a profitable clinic platform and a profitable company is a largely fixed corporate and public company cost base.
Four levers close it.

01 GROW CLINIC EARNINGS ORGANICALLY

- Higher patient volumes across the four clinics already owned
- Broader service menus and added capacity
- Expanded payor access, including Progyny at Wisconsin
- Better operating execution through shared standards

02 ADD ESTABLISHED, PROFITABLE CLINICS

- Each acquisition must contribute positive EBITDA from day one
- Adds earnings without proportionally adding corporate cost
- Robust pipeline of U.S. practices under evaluation
- Owner-operator credibility with physician sellers

03 HOLD THE CORPORATE COST BASE FLAT

- Shared services already built for a materially larger network
- Finance, billing, HR and operations centralised once
- Public company costs spread across a growing revenue base
- Operating leverage improves with every clinic added

04 DEPLOY CAPITAL SELECTIVELY

- $15M equity facility available at the Company's discretion
- Used against acquisition returns, not drawn on a schedule
- Balance sheet already materially stronger than year-end
- Warrant liabilities and Series C-2 Preferred eliminated

Nothing on this page is a forecast or projection of future results. Adjusted EBITDA and Clinic-Level Adjusted EBITDA are non-GAAP measures; see Appendix for reconciliations.

FINANCIAL POSITION

BALANCE SHEET AND CAPITALIZATION

BALANCE SHEET HIGHLIGHTS

($ USD)	6/30/2026
Cash	3,732,945
Total current assets	4,602,765
Goodwill	9,251,563
Note receivable — NAYA	5,169,284
Investment in NAYA	2,466,810
Total assets	**25,834,562**
Total current liabilities	6,519,724
Warrant liability	—
Total liabilities	**9,342,984**
Total stockholders' equity	**16,491,578**

CAPITALIZATION

	Amount
Common shares outstanding (8/21/26)	4,771,364
Warrants outstanding (6/30/26)	2,051,770
Weighted average warrant exercise price	$12.48
Series D Preferred outstanding	400 shares
Notes payable, total (6/30/26)	$1,640,073
Stock price (8/21/26)	$1.05
Market capitalization (8/21/26)	$5,009,932

- **Capital structure simplified in H1 2026 —** All Series C-2 Preferred was converted or retired and warrant liabilities were eliminated. The Company received approximately $7.1M of net proceeds from warrant exercises, using roughly $2.0M to satisfy deferred Wisconsin acquisition consideration and about $0.2M to repay debt.
- **$15M equity facility available, not committed —** In July 2026 INVO entered an Any Market Purchase Agreement with Alumni Capital for up to $15M of common stock, which may be increased to $50M by mutual agreement. The registration statement was declared effective August 4, 2026. Sales and their timing are solely at the Company's discretion.

LEADERSHIP TEAM

EXPERIENCED AND DEDICATED

CORPORATE



Steve Shum
Chief Executive Officer



Terah Krigsvold
Chief Financial Officer



Andrea Goren
M&A / Legal



Bo Mitrovic
Strategy / Business Dev.



April McGhee
Operations

DOCTORS AND LAB DIRECTORS



Sue Ellen Carpenter



James Donahue



Gretchen Collins



Wael Megid



Lisa Ray



Billy Kim

BOARD OF DIRECTORS

INDEPENDENT AND ENGAGED



Steve Shum
CEO, Director



Trent Davis
Independent Director



Rebecca Messina
Independent Director



Barbara Ryan
Independent Director



Matthew Szot
Independent Director

SELECTED PRIOR AFFILIATIONS

Craft Spirits • Craft Canning Eastside
Paulson Investment Company, LLC
Coca-Cola
Bear Stearns
CADRenal Therapeutics
Xzeres
Majesco Entertainment
Uber
Deutsche Bank Alex.Brown
S&W Seed Company

Company names and marks shown above are the property of their respective owners and are used solely to identify directors' prior professional affiliations.

WHY INVEST IN INVO FERTILITY?

KEY TAKEAWAYS

FAVORABLE MARKET BACKDROP

- U.S. IVF market estimated at $5.9B in 2025
- Estimated 4.5% CAGR through 2033
- Later family formation and expanding coverage support demand
- Capacity gaps remain in many secondary markets

A PROFITABLE CLINIC PLATFORM

- Four operating fertility clinics across four states
- Clinic-Level Adjusted EBITDA of $333K in Q2 2026 and $829K over the trailing twelve months
- Real operating earnings, not just revenue
- Four states, four local brands, one operating platform

GROWTH ON TWO ENGINES

- Q2 revenue up 17%; H1 revenue up 20%
- Organic gains at Wisconsin and Georgia
- First full quarter from Family Beginnings; Birmingham now wholly owned
- Both engines running at the same time

A REPEATABLE M&A MODEL

- Robust pipeline of established, profitable U.S. practices
- Owner-operator credibility with physician sellers
- A public-company alternative to private equity
- Three closings since 2023 prove the playbook travels

DIFFERENTIATED TECHNOLOGY

- INVOcell-enabled IVC protected through 2040
- Time-lapse incubation, telehealth and expanded payor access
- Technology used to widen access, not just improve margin
- Lab efficiency that lifts capacity without new buildings

A CLEARER PATH FORWARD

- Balance sheet materially stronger; NAYA behind us
- Reporting current and Nasdaq compliance regained
- Scale is what closes the gap to consolidated profitability
- $15M facility available at the Company's discretion

Market data sources are cited on Slide 8 and in the Appendix. Clinic-Level Adjusted EBITDA and Adjusted EBITDA are non-GAAP measures; see Appendix for reconciliations.

THANK YOU

For more information, please contact:

Steve Shum, Chief Executive Officer
978-878-9505 x506
sshum@invofertility.com
invofertility.com

APPENDIX

QUARTERLY STATEMENT OF OPERATIONS

($ in thousands; unaudited)

($ in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	TTM Q2 2026
Clinic revenue	1,622	1,832	*1,722*	*1,545*	1,982	2,168	7,417
Product revenue	16	32	*35*	*38*	33	8	114
Total revenue	**1,637**	**1,864**	***1,757***	***1,583***	**2,015**	**2,175**	**7,531**
Cost of services and cost of goods sold	1,045	1,094	*1,128*	*1,046*	1,287	1,413	4,874
Selling, general and administrative	1,557	2,193	*2,128*	*1,813*	2,176	1,907	8,024
Impairment loss	—	1,397	—	—	—	—	—
Depreciation and amortization	234	170	*137*	*136*	143	146	561
Total operating expenses	**2,837**	**4,854**	**3,393**	**2,996**	**3,606**	**3,465**	**13,460**
Loss from operations	**(1,200)**	**(2,990)**	***(1,635)***	***(1,412)***	**(1,591)**	**(1,290)**	**(5,928)**
Total other income (expense)	(293)	1,447	*(1,760)*	*2,357*	(3,948)	2,235	(1,116)
Income tax (expense) benefit	—	—	—	*150*	—	(56)	94
Net income (loss) from continuing operations	**(1,492)**	**(1,543)**	***(3,396)***	***1,095***	**(5,539)**	**889**	**(6,951)**
Loss from discontinued operations	(15,911)	(2,076)	—	—	—	—	—
Net income (loss)	**(17,404)**	**(3,619)**	***(3,396)***	***1,095***	**(5,539)**	**889**	**(6,951)**

APPENDIX

QUARTERLY BALANCE SHEET SUMMARY

($ in thousands; unaudited)

($ in thousands)	12/31/2025	3/31/2026	6/30/2026
ASSETS			
Cash	2,078	4,904	3,733
Total current assets	2,762	5,734	4,603
Total assets	20,220	24,656	25,835
LIABILITIES			
Accounts payable and accrued liabilities	2,034	1,668	1,601
Accrued compensation	286	350	450
Notes payable, current portion	1,275	1,243	1,127
Deferred revenue	722	725	788
Lease liability, current portion	209	272	408
Additional payments for acquisition, current	3,925	2,050	2,098
Warrant liability	1,881	—	—
Other current liabilities	—	48	48
Total current liabilities	10,332	6,356	6,520
Notes payable, net of current portion	745	660	513
Lease liability, net of current portion	1,171	1,811	1,874
Additional payments for acquisition, non-current	300	300	300
Liability for excess losses of equity method investee	448	426	—
Deferred tax and other non-current liabilities	—	80	136
Total liabilities	12,996	9,633	9,343
EQUITY			
Series C-2 Preferred Stock	2,406	—	—
Total stockholders' equity	7,224	15,024	16,492

Warrant liabilities eliminated

$1.9M at year-end 2025 to zero by March 31, 2026 as all liability-classified warrants were either exercised or reclassified to equity.

Series C-2 Preferred retired

$2.4M at year-end 2025 to zero by March 31, 2026 through conversion and redemption.

Deferred acquisition payments halved

$4.2M to $2.4M as roughly $2.0M of deferred Wisconsin consideration was satisfied from warrant exercise proceeds.

Total liabilities down 28%

$13.0M at year-end 2025 to $9.3M at June 30, 2026, with current liabilities down 37%, and equity up to $16.5M.

APPENDIX

ADJUSTED EBITDA RECONCILIATION

($ USD; unaudited)

($ USD)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	TTM Q2 2026
Net income (loss) from continuing operations	(1,492,271)	(1,543,205)	*(3,395,598)*	*1,095,099*	(5,539,351)	888,740	(6,951,110)
Interest expense and amortization of debt discount	307,839	440,596	*322,765*	*230,874*	180,323	177,227	911,189
Interest income	—	—	—	—	—	(139,514)	(139,514)
Income tax expense (benefit)	—	—	—	*(150,371)*	—	56,154	(94,217)
Depreciation and amortization	234,462	169,737	*136,741*	*136,424*	142,698	145,573	561,436
Stock-based compensation and option expense	70,655	680,680	*493,348*	*224,528*	165,232	118,571	1,001,679
Non-cash compensation for services	45,000	45,000	*45,000*	—	—	—	45,000
Impairment of intangible assets	—	1,397,353	—	—	—	—	—
Loss on debt extinguishment	—	692,270	*1,416,610*	*26,974*	—	172,621	1,616,205
Gain on settlement of liability	—	(939,500)	—	*10,000*	—	—	10,000
(Gain) loss on change in fair value of warrant liability	—	(1,660,160)	33,566	*(3,545,412)*	3,790,225	—	278,379
Loss on issuance of warrants	—	—	—	*943,862*	—	—	943,862
Gain on remeasurement	—	—	—	—	—	(2,452,032)	(2,452,032)
NAYA divestiture-related costs	227,764	130,000	—	—	—	—	—
Adjusted EBITDA	**(606,551)**	**(587,229)**	***(947,568)***	***(1,028,022)***	**(1,260,873)**	**(1,032,660)**	**(4,269,123)**

Adjusted EBITDA is a non-GAAP financial measure, is not intended to be a substitute for measures reported in accordance with U.S. GAAP, and may be calculated differently by INVO Fertility than by other companies.

APPENDIX

CLINIC-LEVEL ADJUSTED EBITDA RECONCILIATION

($ USD; unaudited)

($ USD)	Q1 2025[1]	Q2 2025[2]	Q3 2025[3]	Q4 2025[4]	Q1 2026[1]	Q2 2026[2]	TTM Q2 2026
Fertility Clinic Services revenue	1,621,553	1,832,094	1,722,223	1,545,187	1,982,233	2,167,785	7,417,428
Operating expenses	1,592,774	2,997,958	1,592,534	1,570,105	1,853,109	1,867,454	6,883,202
Segment profit (loss)	28,779	(1,165,864)	129,689	(24,918)	129,124	300,331	534,226
Depreciation and amortization	212,456	146,439	113,431	113,571	34,821	32,695	294,518
Impairment loss	—	1,397,353	—	—	—	—	—
Fertility Clinic Services segment EBITDA	**241,235**	**377,928**	**243,120**	**88,653**	**163,945**	**333,026**	**828,744**

Clinic-Level Adjusted EBITDA is a non-GAAP financial measure and is not intended to be a substitute for measures reported in accordance with U.S. GAAP.

[1]Q1 2025 and 2026 data derived from Note 16 - Segment Reporting in the Company's first quarter 10-Q for period ended March 31, 2026.
[2]Q2 2025 and 2026 data derived from Note 16 - Segment Reporting in the Company's second quarter 10-Q for the period ended June 30, 2026.
[3]Q3 2025 data derived from the difference between the nine months ended September 30, 2025 (as set forth in Note 15 – Segment Reporting in the Company's third quarter 10-Q for the period ended September 30, 2025) and the six months ended June 30, 2025 (as set forth in Note 15 – Segment Reporting in the Company's third quarter 10-Q for the period ended September 30, 2025).
[4]Q4 2025 data derived from the difference between the year ended December 31, 2025 (as set forth in Note 16 – Segment Reporting in the Company's 10-K for the year ended December 31, 2025) and the nine months ended September 30, 2025 (as set forth in Note 15 – Segment Reporting in the Company's third quarter 10-Q for the period ended September 30, 2025).

CAPITALIZATION

FROM SHARES OUTSTANDING TO FULLY DILUTED

As of June 30, 2026

	Exercise / Conversion Price	Shares
Shares outstanding		**2,295,035**
POTENTIAL DILUTION		
Warrants outstanding	$12.48 wtd. avg.	2,051,770
Options outstanding	$578.86 wtd. avg.	9,123
Convertible notes and accrued interest	$1.60	331,736
Series D Preferred, as converted	$6.00	66,667
Total potential dilution		**2,459,296**
Fully diluted shares outstanding		**4,754,331**

Warrants

Warrants represent 83% of potential dilution. The largest tranche is 1,893,492 warrants at $7.95 issued in the January 2026 inducement, which become exercisable only upon stockholder approval.

Options

9,123 options carry a $578.86 weighted average strike, far above recent trading levels, and only 6,517 are currently exercisable.

Convertible Instruments

The related party notes of $401,389 plus $129,389 of accrued interest convert at $1.60. The Series D Preferred, issued as Family Beginnings consideration, converts at $6.00.

Share, warrant and option counts and weighted average prices as of June 30, 2026 per the Company's Form 10-Q for the quarterly period then ended. Convertible notes reflect $401,389 of related party convertible notes plus $129,389 of accrued interest at the $1.60 conversion price. Series D Preferred reflects $400,000 of stated value at the $6.00 conversion price. Fully diluted shares assume full exercise or conversion of all instruments regardless of whether they are currently exercisable or in the money, and are not a forecast of shares that will be issued.

APPENDIX

SOURCES AND METHODOLOGY

Third-party data referenced in this presentation.

Slide	Data point	Source	Link
MARKET SIZE AND DEMAND			
8	U.S. IVF market of $5.9B in 2025 growing at a 4.5% CAGR through 2033	Grand View Research, U.S. In Vitro Fertilization Market Outlook	View source
8	435,426 ART cycles performed in 2022 across 457 reporting clinics	CDC, ART Surveillance and National ART Surveillance System	View source
8	Roughly 1 in 6 people experience infertility	World Health Organization, April 2023	View source
OWNERSHIP AND CONSOLIDATION			
9	32% of U.S. fertility clinics private equity or venture affiliated as of 12/31/23, up from 4% in 2013	Ke J, et al. Trends in Private Equity Affiliations With Fertility Clinics in the US. JAMA. 2025	View source
9	Affiliated clinics performed 52% of all U.S. IVF cycles	Fertility and Sterility, December 2025	View source
9	Fewer than 15% of clinics are part of an academic medical center	LaForgia and Bodner, citing Patrizio et al. (2022)	View source
9	197 independent / 146 sponsor-affiliated / 114 academic and other split of 457 clinics	Management estimate based on market research; published affiliation shares applied to the CDC reporting clinic count, independents are the residual	Management estimate
CLINICAL AND OPERATING DATA			
15	IUI clinical pregnancy rate of 8–10%	Fauque P, Lehert P, Lamotte M, et al. Fertil Steril. 2014;101(6):1618-1623	—
15	INVOcell (IVC) ~57.1% and IVF ~51.8% clinical pregnancy rates	Retrospective real-world data from four clinics, 2017–2019; not all conventional IVF was collected from the four clinics	Management estimate
11	Approximate annual cycle volumes by clinic and ~1,000 across the network	Management estimate based on internal clinic operating data	Management estimate

Sources shown in italics are management estimates or Company-collected data rather than published third-party statistics; the basis is described in each case. Links were current as of the date of this presentation.